Exhibit 10.94
February 9, 2001
Page 1


Bank of America, N.A.
(formerly NationsBank, N.A., formerly NationsBank of Texas, N.A.)
515 Congress Avenue
11th Floor
Austin, TX  78702

Re:   Request for Amendment to and Waiver of Certain Provisions of the Revolving
Credit Loan Agreement.

American Physicians Service Group, Inc., a Texas corporation ("Company"), and Bank of America, N.A. (formerly NationsBank, N.A., formerly NationsBank of Texas, N.A.) ("Lender"), have entered into that certain Revolving Credit Loan Agreement (as renewed, extended, restated, and amended from time to time, the "Credit Agreement") dated as of February 10, 1998. Under the terms of certain Guaranties (for each Guarantor defined below, the "Guaranty"), certain of the "Subsidiaries" (as defined in the Credit Agreement) of Company (collectively, the "Guarantors") have guaranteed payment of the "Liabilities" and "Obligations" (each defined in the Guaranty). Unless otherwise specified (i) capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement and (ii) references to "Sections" are to sections of the Credit Agreement. Company hereby requests an amendment of certain terms and provisions of the Credit Agreement, subject to the terms and conditions contained herein.

Section 1.        Amendment to Credit Agreement.

         (i)  The  following  additional   definition  shall  be  alphabetically
inserted in Section 1.1 of each Credit Agreement to read as follows:

                  "364-Day   Note"  means  the  $1,250,000   364-Day   Revolving
         Promissory Note executed on February 9, 2001, by Borrower in favor of Lender, as renewed, extended, amended, supplemented, increased, modified, or replaced from time to time.

                  "364-Day Loan" means the "364-Day Loan" as such term is defined in the 364-Day Note.

                  "Additional Debt" means debt, in the form a loan to Borrower, incurred by Borrower in a principal amount not to exceed $3,200,000.00, provided that, (a) such debt is secured by [certain real estate of Borrower], (b) the proceeds of such loan are exclusively applied to the Obligation in the following order and manner: (i) first, to the outstanding 364-Day Loan, in the amount of any such 364- Day Loan, together with all accrued and unpaid interest, and in extinguishment of Lender's commitment to lend thereunder, and (ii) second, to the remaining Obligation, and (c) all terms, provisions and documents evidencing such Additional Debt shall be in form and substance acceptable to Lender.

                  "Deed of Trust" means that certain Deed of Trust, Assignment, Security Agreement, and Financing Statement executed by Borrower in favor of Lender, on February 9, 2001, and any renewals, extensions, amendments, modifications, amendments or restatements thereof.

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                  "Permitted  Sales"means  the sale of all or a  portion  of the real property described in the Deed of Trust, provided that, (a) the proceeds of such sale are applied to the Obligation in the following order and manner: (i) first, to the outstanding 364-Day Loan, in the amount of any such 364-Day Loan, together with all accrued and unpaid
         interest,   and  in  extinguishment  of  Lender's  commitment  to  lend thereunder, and (ii) second, to the remaining Obligation, and (c) all documents evidencing such Permitted Sale shall be in form and substance acceptable to Lender.

         (ii) The definition of "Collateral Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Collateral Documents" means the Pledge Agreement, the Deed of Trust, the guaranties executed by the Guarantors from time to time, and all other security agreements, guaranties, pledge agreements, and other agreements or documents executed or delivered to secure repayment of all or any part of the Obligation.

         (iii) The definition of "Guarantors" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Guarantors"  means  APS  Realty,   Inc.,  a  Delaware
         corporation, APSC, Inc., a Delaware corporation, and APS Consulting, Inc., a Texas corporation, together with their respective successors and assigns, and any other Person who may from time to time guarantee the Obligation, or any part thereof.

         (iv) The definition of "Loan Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Loan Documents" means this Agreement, the Note, 364-Day Note, the Collateral Documents, and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any renewals, extensions, amendments or supplements thereto) or certificates at any time executed or delivered pursuant to the terms of this Agreement.

         (v) The definition of "Maximum Rate" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Maximum Rate" means, with respect to the holder hereof, the maximum non-usurious rate of interest which, under all legal requirements, such holder is permitted to contract for, charge, take, reserve, or receive on the Obligation. If the Governmental Requirements of the State of Texas are applicable for purposes of determining the "Maximum Rate," then such term means the "weekly ceiling" from time to time in effect under Texas Finance Code ss. 303.001, as amended, as limited by Texas Finance Code ss. 303.009. Borrower agrees that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), does not apply to the Obligation, as amended.

         (vi) The definition of "Permitted Debt" set forth in Section 1.01 of the Loan Agreement is hereby amended by adding the following subsection (e) thereto:

                  "(f) The obligations under the 364-Day Note and any guaranties of it delivered pursuant to the 364-Day Note."

         (vii) The definition of "Permitted Liens" set forth in Section 1.01 of the Loan Agreement is hereby amended by adding the following subsection (l) thereto:

                  "(l) Liens that secure any Additional Debt and any renewal, extension, amendment, or modification of those Liens so long as those Liens, renewals, extensions, amendments, and modifications are never secured by any of the Collateral."

         (viii) The following definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Termination Date" means the earlier of (i) February 10, 2003 or (ii) the date Lender's commitment to fund Borrowings is terminated pursuant to Section 7.02.

         (ix) Section 4.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "4.16.   DEBT. No Company has any Debt (a) on the date of this
         agreement,  except the  existing Debt  described on Schedule 4.16, and
        (b) at anytime after the date of this agreement, except Permitted Debt and Additional Debt."

         (x) Section 6.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "6.02. Limitation on Indebtedness. Borrower shall not and shall not permit the Companies to incur, permit or suffer to exist any Debt, other than Permitted Debt and Additional Debt, which causes the aggregate amount of all such Debt of the Companies to exceed $500,000."

         (xi) Section 6.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "6.03. Limitation on Disposition of Assets. Except for Permitted Sales, Borrower shall not and shall not permit any Company to sell, transfer, lease or otherwise dispose of any of its assets having a fair market value of more than $1,000 for less than fair market , or sell, transfer, lease, or otherwise dispose of up to 750,000 shares of Prime not subject to the Pledge Agreement."

         (xii) Section 6.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "6.06.   NET WORTH.  Borrower shall not permit the  Companies'
         Net Worth, determined as of the end of each fiscal quarter of Borrower, to be less than $16,000,000."

         (xiii) Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "6.07. Repurchase of Borrower Stock. All repurchases of its stock by Borrower shall be done in compliance with all applicable laws, including, without limitation, Regulation U. Borrower agrees that it shall not repurchase stock having a fair market value in excess of $1,500,000 other than (i) up to 1,199,400 shares purchased from 3rd Avenue Value Fund and related companies in exchange for 599,700 Prime shares, and (ii) pursuant to the terms of the Settlement Agreement and Mutual Release between Borrower, APS Financial Corporation, the George Weissfisch A-1 Living Trust ("Trust"), and Dr. George Weissfisch, dated November 1, 1994, Borrower may purchase securities, which shall include, among other securities, no more than 200,000 shares of stock issued by the Borrower (collectively, all of the securities are the "Weissfisch Securities") from the Trust for a purchase price not exceeding $2,700,000 for all of the Weissfisch Securities."

         (xiv) Section 7.01(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(e) any of the Loan Documents, without the express written consent of Lender, shall cease to be legal, valid and binding agreements enforceable against the Person executing the same in accordance with its terms, shall be terminated, become or be declared ineffective or inoperative or cease to provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be provided thereby;"

         (xv) Section 7.01 of the Credit Agreement is hereby amended by adding to the end thereof the following subsection (i):

                  "(i) Any default or event of default shall have occurred and be continuing under any loan documents evidencing any indebtedness now or hereafter owed by Uncommon Care, Inc. to Borrower or Borrower shall breach any commitment to lend thereunder."


Section 2. Representations. The Company and each Guarantor hereby represent and warrant to Lender that:

                  (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date;

                  (ii) neither the Company nor any of the Guarantors is in default in the due performance of any covenant or agreement contained in the Credit Agreement or any other Loan Document; and

                  (iii)    no Default has occurred and is continuing.

Section 3. Confirmations. Each of the Company and the Guarantors ratifies and confirms that the Credit Agreement, the Guaranties, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby, and each agrees that of the definitions "Liabilities", "Obligation", and "Obligations" set forth in the Loan Documents shall include the Credit Agreement and Note as amended hereby and the 364-Day Note. Each Guarantor acknowledges and agrees that it has guaranteed payment of, among other things, the 364-Day Note pursuant to guaranties from time to time delivered by the Guarantors to Lender. Borrower and Guarantors acknowledge and agree that the 364-Day Note and the Note are also secured by all the Collateral described in all pledge agreements from time to time delivered by the Company to Lender, and by the Deed of Trust. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that the Lender may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document.

Section 4. No Impairment. The waivers and amendments hereby granted by the Lender:

                  (i) does not impair the Lender's rights to insist upon strict compliance with the Credit Agreement or the other Loan Documents, and

                  (ii) does not extend to any other Loan Document. The Loan Documents, as amended hereby continue to bind and inure the Lender, Company, the Guarantors, and their respective successors and permitted assigns.

Section  5.  Counterparts.   This  agreement,  when  countersigned  by  Company,
Guarantors, and Lender shall be a "Loan Document" as defined and referred to in the Credit Agreement and the other

Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTE 364-DAY NOTE, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

February 9, 2001
Page 6
                                 Signature Page
                                Page One of Three
If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

                                  Very truly yours,

                                  AMERICAN PHYSICIANS SERVICE GROUP, INC.
                                  as Borrower



                                  By: /s/ W.H. Hayes
                                      -------------------

                                  Name:   W.H. Hayes
                                      -------------------

                                  Title: VP and Secretary
                                      -------------------

February 9, 2001
Page 7
                                 Signature Page
                                Page Two of Three
                                   GUARANTORS:

                                APS REALTY, INC.
                                   APSC, INC.
                              APS CONSULTING, INC.
                               each as a Guarantor



                                 By:  /s/ W.H. Hayes
                                      ----------------

                                 Name:  W.H. Hayes
                                      ----------------

                                 Title: VP and Secretary
                                      -------------------

                                 Signature Page
                               Page Three of Three
AGREED AND ACCEPTED as of the date first stated above.



                  BANK OF AMERICA,  N.A. (formerly  NationsBank,  N.A., formerly
                      NationsBank of Texas, N.A.)



                               By: /s/ John M. Curtin
                                   ------------------
                                  John M. Curtin
                                  Vice President